UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 7, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            HEADWATERS INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                      0-27808                 87-0547337
-------------------------------- ------------------------   -------------------
 (State or other jurisdiction of (Commission File Number)      (IRS Employer
         incorporation)                                     Identification No.)


                   10653 South River Front Parkway, Suite 300
                             South Jordan, UT 84095
                   -------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (801) 984-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Forward-looking statements include Headwaters' expectations as to the managing and marketing of coal combustion products, operations of facilities utilizing alternative fuel technologies, the marketing of synthetic fuels, the availability of tax credits, the availability of feed stocks, the receipt of licensing fees, royalties, and product sales revenues, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, including without limitation, other information about Headwaters. Actual results may vary materially from such expectations. Words such as "expects," "anticipates," "targets," "goals," "projects," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. For a discussion of the factors that could cause actual results to differ from expectations, please see the captions entitled "Forward-looking Statements" and "Risk Factors" in Item 7 of our Form 10-K for the year ended September 30, 2003 and the Risk Factors described in Item 5 of our Form 8-K dated May 25, 2004. There can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the applicable report.


Item 5: Other Events and Regulation FD Disclosure - Completed Acquisition of Southwest Concrete Products, LP.

As described in Exhibit 99 attached hereto, on July 7, 2004 Headwaters announced that the acquisition of certain assets of Southwest Concrete Products, LP had been completed and the transaction was closed.

Item 7: Financial Statements and Exhibits.

         (c)      The following exhibits are included herewith:

                  10.84.2 Amendment No. 1, dated as of June 23, 2004, to Credit Agreement among Headwaters and various lenders dated as of March 31, 2004

                  10.87 Indenture dated as of June 1, 2004 between Headwaters and Wells Fargo Bank, as Trustee, relating to 2-7/8% Convertible Senior Subordinated Notes due 2016

                  10.88 Asset Purchase Agreement between Headwaters and Southwest Concrete Products, LP

                  99 Press release announcing acquisition of Southwest Concrete Products, LP

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   HEADWATERS INCORPORATED
                                                   Registrant


Date:  July 8, 2004                                /s/ Kirk A. Benson
                                                   -----------------------------
                                                   Kirk A. Benson
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)

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